ACQUISITION	12 Months Ended
Dec. 31, 2019
Business Combinations1 [Abstract]
ACQUISITION
ACQUISITION
On December 16, 2019, Pembina acquired all the issued and outstanding shares of Kinder Morgan Canada Limited ("Kinder Morgan Canada") by way of a plan of arrangement and the U.S. portion of the Cochin Pipeline system (collectively the "Kinder Acquisition") for total consideration of $4.3 billion comprised of $2.0 billion in cash and $2.3 billion of share consideration including, 35.7 million common shares of Pembina at $47.87 per share, 12 million series 23 preferred shares at $24.43 per share and 10 million series 25 preferred shares at $24.33 per share. The common shares were valued using Pembina's market price on the Toronto Stock Exchange immediately prior to the acquisition closing on December 16, 2019 and the preferred shares were valued using Kinder Morgan Canada's equivalent preferred share value on the same date. In accordance with the plan of arrangement, Kinder Morgan Canada was amalgamated with Pembina and the outstanding Kinder Morgan Canada preferred shares were exchanged for Pembina preferred shares with the same terms and conditions. Kinder Morgan Canada owns a significant crude oil storage and terminalling business located in the core of the Edmonton area crude oil complex, the Canadian portion of the Cochin Pipeline system and a 125-acre bulk marine terminal facility in the Port of Vancouver, Canada. Following the acquisition Pembina owns the entire Cochin Pipeline, which is a cross-border pipeline system that connects Pembina's Channahon, Bakken and Edmonton area assets and is connected to markets in Mont Belvieu, Conway and Edmonton.
The acquisition was accounted for as a business combination using the acquisition method where the acquired tangible and intangible assets and assumed liabilities were recorded at their estimated fair values at the date of acquisition, with the exception of right-of-use assets, deferred tax liabilities, and lease liabilities, which are measured in accordance with Pembina's accounting policies.
The purchase price equation, subject to finalization, is based on assessed fair values and is as follows:

($ millions)	December 16, 2019
Purchase Price Consideration
Common shares	1,710
Cash (net of cash acquired)	2,009
Preferred shares	536
4,255

Current assets	68
Property, plant and equipment	2,660
Intangible assets	1,254
Right-of-use assets	348
Goodwill	809
Other assets	9
Current liabilities	(124)
Deferred tax liabilities	(281)
Decommissioning provision	(74)
Lease liability	(348)
Other liabilities	(66)
4,255

Pembina engaged an independent valuator to assist with determining the fair value of certain tangible and intangible assets within the purchase price equation. Tangible assets of $2.7 billion were valued primarily using a cost approach. Intangible assets of $1.3 billion are entirely attributable to the acquisition date fair value of customer relationships, which was determined using a discounted cash flow model based on significant assumptions including forecasted revenue growth rates, contract renewal rates, and the discount rate.
The primary drivers that generated goodwill were synergies and business opportunities from the integration of Pembina and Kinder Morgan Canada. A portion of goodwill in the amount of $180 million is expected to be deductible from taxable income for tax purposes. Pembina recognized $12 million in acquisition-related expenses in 2019. All acquisition-related expenses were expensed as incurred and included in other expenses in the Consolidated Statement of Earnings and Comprehensive Income.
Revenue generated by the acquisition for the period from the acquisition date of December 16, 2019 to December 31, 2019 was $27 million. Net earnings for the same period were $11 million. If the acquisition had occurred on January 1, 2019, management estimates that consolidated revenue would have increased an additional $579 million and consolidated net earnings for the year would have increased an additional $65 million. In determining these amounts, management assumed that the fair value adjustments that arose on the date of acquisition would have been the same if the acquisition had occurred on January 1, 2019.
Given the acquisition closed on December 16, 2019, the purchase price allocation is not final as Pembina is continuing to obtain and verify information required to determine the fair value of certain assets and liabilities and the amount of deferred income taxes arising on their recognition, including: identification and classification of leases, contingencies, decommissioning provisions and other potential provisions.